UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive,

Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2016, the Board of Directors of Dana Holding Corporation (Dana) appointed Jonathan M. Collins, 36, Senior Vice President and Chief Financial Officer effective March 28, 2016. Our current interim Chief Financial Officer, Rodney R. Filcek, will support Mr. Collins as part of an orderly transition and resume his role as Senior Vice President and Chief Accounting Officer.

Mr. Collins served most recently as Senior Vice President and Chief Financial Officer of ProQuest, a global information-content and technology company, from April 2013 until March 2016. Prior to that, he was its Vice President, Finance from October 2010 to April 2013.

Upon commencing employment with Dana, Mr. Collins will be entitled to the following:

•	$500,000 annual base salary;

•	Upon the achievement of target-level performance, an annual bonus of 75% of his annual base salary (prorated for 2016);

•	Eligible for annual grants beginning with the 2017 long term incentive program under Dana’s 2012 Omnibus Incentive Plan to be valued at 230% of his annual base salary to be granted on the same date as other senior executives are eligible;

•	Three annual grants of Restricted Stock Units totaling $900,000. $250,000 granted as of the effective date of his hire and vesting on the first anniversary of his date of hire; $300,000 granted on the first anniversary date of his date of hire and vesting on the second anniversary of his date of hire; and $350,000 granted on the second anniversary date of his date of hire and vesting on the third anniversary of his date of hire;

•	All of Dana’s benefit plans or arrangements in effect from time to time with respect generally to senior executives, including a perquisite allowance, Executive Severance Policy, Change in Control Severance and Supplemental Executive Retirement Plan (SERP); and

•	Relocation assistance under Dana’s Domestic Relocation Policy.

Mr. Collins will be subject to our standard confidentiality, intellectual property and non-compete agreement.

A copy of Dana’s press release related to Mr. Collins’ appointment is being furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description
99.1	Dana Holding Corporation Press Release dated March 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: March 9, 2016	By:	/s/ Marc S. Levin
		Name:	Marc S. Levin
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Dana Holding Corporation Press Release dated March 9, 2016